MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated August 3, 2015 to the Statement of Additional Information (“SAI”) of

the Fund dated May 1, 2015

International Series – Class I and S	Dynamic Opportunities Series – Class I and S
World Opportunities Series – Class A	Equity Income Series – Class I and S
High Yield Bond Series – Class I and S	Focused Opportunities Series – Class I and S
Global Fixed Income Series – Class I and S	Diversified Tax Exempt Series
Core Bond Series	New York Tax Exempt Series
Unconstrained Bond Series – Class I and S	Ohio Tax Exempt Series
Real Estate Series – Class I and S	Strategic Income Conservative Series – Class I and S
Emerging Markets Series – Class I and S	Strategic Income Moderate Series – Class I and S

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective August 3, 2015, the shares of the Core Bond Series offered in the SAI are designated as Class S Shares, and such Class S Shares are offered in a separate statement of additional information. Accordingly, effective August 3, 2015, shares of the Core Bond Series are no longer offered in the SAI, and all references to the Core Bond Series in the SAI are hereby deleted.

For information on the Core Bond Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231 08/03/15